Supplement dated September 27, 2010
to the Statement of Additional Information
for Principal Funds, Inc.
dated December 21, 2009

(as supplemented on March 16, 2010, May 3, 2010, and September 16, 2010)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

On page 1 of the information contained in the Supplement dated March 16, 2010, add the following to the end of the paragraph that begins “This Statement of Additional Information”:
You should read this SAI for Class P together with the Fund's prospectus for the Class P shares of the Diversified Real Asset Fund dated September 27, 2010.

On page 1 of the information contained in the Supplement dated March 16, 2010, add Class P to the list of share classes whose prospectuses may be viewed at www.principal.com.

On page 1 of the information contained in the Supplement dated March 16, 2010, add the following to the ticker symbol table:

Fund Name	Class P
Diversified Real Asset	PRDPX

FUND HISTORY
On page 1 of the information contained in the Supplement dated March 16, 2010, add a column with “P” as the column heading, and add an “X” to the P column for the following Funds:
Diversified Real Asset.

INVESTMENT ADVISORY AND OTHER SERVICES
On page 28, in the first paragraph, add class P to the list of share classes listed in the sentence that begins with “Principal Shareholder Services, Inc.”

Above “Sub-Advisory Agreements for the Funds,” add the following:
In addition, Principal has contractually agreed to limit the expenses identified as “Other
Expenses” and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending December 31, 2011. The expense limit will maintain “Other
Expenses” (expressed as a percent of average net assets on an annualized basis) not to exceed
0.20% for the following Fund:	Diversified Real Asset Fund.

MULTIPLE CLASS STRUCTURE
On page 10 of the information contained in the Supplement dated March 16, 2010, add Class P to the list of share classes at the end of the first paragraph in this section.

On page 11 of the information contained in the Supplement dated March 16, 2010, add Class P to the list of share classes in the first sentence on the page.

On page 11 of the information contained in the Supplement dated March 16, 2010, add the following to the end of the first paragraph:
Class P shares are generally available through mutual fund wrap programs or fee based advisory programs which may charge fees in addition to those charged by the Funds.

On page 13 of the information contained in the Supplement dated March 16, 2010, delete the heading and first sentence in the section that begins “Transfer Agency Agreement” and substitute:

Transfer Agency Agreement (Institutional Class, Class A, Class B, Class C, Class J, Class P,
Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares)
The Transfer Agency Agreement provides for Principal Shareholder Services, Inc. (“PSS”) (1100
Investment Boulevard, El Dorado Hills, CA 95762-5710), a wholly owned subsidiary of Principal, to act as transfer and shareholder servicing agent for the Institutional Class, Class A, Class B,
Class C, Class J, Class P, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares.

INTERMEDIARY COMPENSATION
Additional Payments to Intermediaries

On page 31, in the first paragraph in this section, add the following to the end of the third sentence: as Other Expenses.

On page 14 of the information contained in the Supplement dated March 16, 2010, delete the first paragraph on the page that begins "The Fund will pay" and substitute: The Fund will pay, or reimburse Principal or its affiliates, for such fees payable to intermediaries. Such payments by the
Fund in any given year may vary. In connection with Institutional Class shares and Class P shares, such payments by the Fund will generally not exceed: (a) 0.10% of the current year's sales of Fund shares by that intermediary or (b) 0.10% of the average net asset value of Fund shares held by clients of such intermediary.

PURCHASE AND REDEMPTION OF SHARES
Purchase of Shares
On page 36, insert the following after the first sentence in the first paragraph on the page:
Dividends and capital gains distributions, if any, on a Fund's Class A, Class C, Class J, and Class
P shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects to take dividends in cash.